GAMMACAN INTERNATIONAL, INC.

Investor Presentation

June 2007

SAFE HARBOR STATEMENT

      Statements in this document that are not purely historical are forward-looking statements. Forward-looking statements in this document include statements regarding: the commercialization of anti-cancer immunotherapies and the Company’s efforts to develop therapies to boost the immune systems of cancer patients by the use of IgG-based therapy. Actual outcomes and the Company’s actual results could differ materially from those in such forward-looking statements. Factors that could cause actual results to differ materially include risks and uncertainties such as the inability to finance the planned development of the technology, the inability to hire appropriate staff to develop the technology, unforeseen technical difficulties in developing the technology, the inability to obtain regulatory approval for human use, competitors’ therapies proving to be more effective, cheaper or otherwise preferable for consumers, the inability to market a product, all of which could, among other things, delay or prevent product release, as well as other factors expressed from time to time in GammaCan’s periodic filings with the Securities and Exchange Commission (the “SEC”). As a result, this document should be read in conjunction with GammaCan’s periodic filings with the SEC, which are incorporated herein by reference. The forward-looking statements contained herein are made only as of the date of this presentation and GammaCan undertakes no obligation to publicly update such forward-looking statements to reflect subsequent events or circumstances.

COMPANY OVERVIEW

Develops proprietary and innovative immune-based therapies to treat cancer with minimal side effects

Lead candidate, VitiGam™, addresses advanced stage melanoma
(Stage III and Stage IV) for which:

No effective treatment exists

GammaCan plans to file an IND for its VitiGam™ Phase I/II clinical trial prior to year-end and to commence the trial in early 2008

Initiated a pre-clinical program of our proprietary IgG-derived anti-
angiogenic fraction for the treatment of cancer and other diseases

GammaCan’s immune-based therapy is a platform technology for additional cancer drug candidates

THE DISEASE AND THE INTENDED SOLUTION

Benign depigmentation

Caused by antibodies that
destroy melanocytes

STAGES III AND IV
MELANOMA

VITILIGO DONOR

Skin cancer caused by
“pigment generating cells”
called melanocytes which
proliferate out of control

METASTATIC MELANOMA

Deadly form of skin cancer (Stage III and Stage IV) which is usually curable in its early stages (Stage 0 to Stage II)

Accounts for approximately 4% of all skin cancers but causes approximately 75% of all skin cancer-related deaths

An estimated 62,000 people will be diagnosed and nearly 8,000 people will die from melanoma in the U.S. alone in 2007

Prognosis is poor for patients with Stage III and Stage IV (metastatic)
melanoma (no effective treatment exists)

Median survival time is 8.5 months

5-year survival rate is less than 10%

Incidence of melanoma has increased more rapidly than any other cancer during the past 10 years

Treatment approaches/outcomes have also changed little in 25 years

FDA has not approved a new drug for metastatic melanoma in 30 years

PROCESS OF OBTAINING IgG FROM PLASMA

Blood:

Red and

White Cells

Plasma:

Proteins

and IgG

Separate
plasma

Remove
proteins and
other
components
(fractionate)

Process/

purify IgG

GammaCan collects plasma
only using plasmapheresis,
and no blood is collected

Vitiligo Donor

VITIGAM™

A first-in-class IgG-based anti-cancer immunotherapy targeting
Stage III and Stage IV melanoma

Sourced and manufactured from plasma of donors with Vitiligo

Pre-clinical studies demonstrate this “enriched” IgG preparation contains potent anti-melanoma activities

GammaCan anticipates VitiGam™ will provide specific anti-
melanoma activity

ILLUSTRATION OF VITILIGO ANTIBODIES KILLING
MELANOMA CELLS

VITILIGO DONOR

Vitiligo antibodies (IgGs)
attack melanocytes

MELANOMA

Uncontrolled proliferation
of melanocytes

Transformation
of melanocytes
to melanoma
cells

Vitiligo antibodies (IgGs) kill melanoma cells

GAMMACAN ANTICIPATES VITIGAM™ TO BE SAFE AND

TO HAVE ANTI-MELANOMA ACTIVITY IN HUMANS

Vitiligo donors have antibodies against melanocytes in their plasma

Serum derived from plasma of individuals with Vitiligo binds to melanoma cells

The IgG fraction of plasma from Vitiligo donors destroys
malignant melanoma cells

Vitiligo-derived plasma prevents the proliferation of melanoma cells in a dose dependent manner

The IgG fraction of plasma from Vitiligo donors prevents
metastases

1.0
0.8
0.6
0.4
0.2
0.0
O.D. 405nm
VitiGam
Control
1:25
1:50
1:100
1:200
SERUM DILUTION

GammaCan

SERUM DERIVED FROM PLASMA OF INDIVIDUALS WITH
VITILIGO BINDS TO MELANOMA CELLS

Binding to Melanoma Cells by Serum from Individuals with Vitiligo at
Various Serum Dilutions

Control
Control (Local)
1000
800
600
400
200
0
CPM X 1000
1:5
1:10
1:20
1:40
SERUM CONCENTRATION

GammaCan

VITILIGO-DERIVED PLASMA PREVENTS THE
PROLIFERATION OF MELANOMA CELLS IN A DOSE
DEPENDENT MANNER

Effects of Vitiligo Derived Sera on Melanoma Cell Proliferation at
Various Concentrations

Note: Measures 3H-Thymidine incorporation in B16 and F10 melanoma cell lines

THE IgG FRACTION OF PLASMA FROM VITILIGO DONORS
PREVENTS METASTASES IN A MOUSE MELANOMA MODEL

Twenty mice seeded
with 2 x 105 B-16/F-10
melanoma cells

10 mice treated

with Vitiligo IgG

All mice sacrificed on Day
19 and number of lung
metastases counted

10 mice treated

with Standard IgG

Results on Day 19

Standard

20 ± 4.3

Vitiligo

5 ± 2.1

Statistical

Significance

p < 0.006 (very high)

Number of Lung

Metastases

IgG Type

NEAR AND INTERMEDIATE-TERM KEY DEVELOPMENTS

AND CLINICAL MILESTONES FOR VITIGAM™

COMPLETED

Finalized VitiGam™ Phase I/II trial design for ~120 patients with
Stage III and Stage IV melanoma

Completed (non-FDA) human clinical protocol with 10 melanoma patients

TO BE COMPLETED

File Investigational New Drug (IND) Application for VitiGam™ in
late 2007

Begin Phase I/II clinical trial in early 2008

SUMMARY/OVERVIEW OF PRE-CLINICAL R&D

GammaCan is currently executing in excess of 20 research protocols/experiments to support our VitiGam™ and anti-angiogenesis programs. These programs address the following:

VitiGam™

Determine binding affinities of Vitiligo derived IgG preparations to mouse and human melanoma cell lines

Assess “cell killing” ability of Vitiligo derived IgG preparations on mouse and human melanoma cell lines and in mouse models

Identify the “mechanism of action” whereby Vitiligo derived IgG preparations exert their anti-melanoma effects

Anti-Angiogenesis

Purification and biochemical characterization of anti-angiogenic antibodies from IgG

In vitro functional assessment of the purified anti-angiogenic antibodies

In vivo efficacy assessment in human cancer and other non-cancer models

INTELLECTUAL PROPERTY

Two issued U.S. patents (Nos. 5,562,902 and 5,965,130) covering the use of IgG-based therapy in cancer, including VitiGam™, to treat cancers and melanoma

Two continuations-in-part (CIP) filed in late 2006 pertaining to the above-referred issued U.S. patents

Two PCT patent applications filed in early 2007 pertaining to
VitiGam™

A U.S. patent application filed in mid-2007 pertaining to an IgG sub-
fraction with anti-angiogenic activity

Various intellectual property filings in progress

GammaCan is filing for Orphan Drug Status for VitiGam™ in the U.S.
and the E.U.

MANAGEMENT

President of Steven Katz & Associates, Inc., a healthcare and technology-
based management consulting firm which has completed numerous life science assignments

Former President and COO of Senesco Technologies, Inc., an AMEX
company

Co-founded and Executive Vice President of S.K.Y. Polymers, Inc., a
biomaterials company

Former Vice President and General Manager of a non-banking division of
Citicorp (now CitiGroup)

Various other COO/president positions

Former Director of Investment Banking at Global Capital Markets Group

Former Director of Investment Banking at Rodman & Renshaw

Founded Life Sciences practice at Global Prior Art, an intellectual property consultancy

Management Consultant with Booz Allen Hamilton’s Health Care Practice

Harvard Medical School/MIT graduate

Patrick Schnegelsberg, Chief Executive Officer

Steven Katz, Chairman of the Board and President

MANAGEMENT (CONTINUED)

Chaime Orlev, Chief Financial Officer

Certified Public Accountant in Israel

Former CFO of Israeli-based Solel Solar Systems

Former Financial Controller and Acting CFO for ICTS International N.V., a
NASDAQ company

Prof. Yehuda Shoenfeld, M.D., FRCP, Chief Scientist

Leading physician and scientist in the field of autoimmunity

Head, Internal Medicine and Research Center for Autoimmune Diseases at
Israel’s largest hospital, Sheba Medical Center

Professor of Medicine at Tel Aviv University

Incumbent of the Laura Schwartz-Kipp Chair for Autoimmunity

Received the Carol Nachman Award for Rheumatology in 2004 and the
European Union Congress of Rheumatology (EULAR) prize in 2005

MANAGEMENT (CONTINUED)

Prof. Jacob Nusbacher, M.D., Director of Medical and Scientific Affairs

Leading expert in the field of immuno-hematology and transfusion medicine with extensive experience in the scientific and business aspects of human plasma-
derived therapies

Former Medical Director of Kamada LTD, a pharmaceutical company specializing in drugs manufactured from human plasma

Served as National Director of the Canadian Red Cross Blood Transfusion
Service

Liat Ben David, Director of Clinical Affairs

Former Senior CRA and Lead CRA quality assurance manager at a leading
Israeli CRO where she was responsible for the execution of large clinical trials

B.Sc. in Food and Biotechnology Engineering and an M.Sc. in Quality Assurance
and Reliability Engineering from the Israeli Technology Institute in Haifa

Certified by the Association of Clinical Research Professionals (ACRP)

SCIENTIFIC ADVISORY BOARD

David Sidransky, M.D.

Professor and Director of Head and Neck Cancer Research Division at
Johns Hopkins University School of Medicine

Member of the Recombinant DNA Advisory Committee at the National
Institute of Health

Richard Spritz, M.D.

Director of Human Medical Genetics Program and Professor of
Pediatrics, Biochemistry and Molecular Genetics at the University of
Colorado Health Science Center

Member of the Medical Advisory Board of Vitiligo Support International

Member of the Council of the PanAmerican Pigment Cell Society

SCIENTIFIC ADVISORY BOARD (CONTINUED)

Yoseff Yarden, M.D., Ph.D.

Professor in the Department of Biological Regulation at the Weizmann
Institute of Science in Rehovot, Israel

Lynn M. Schuchter, M.D.

Director of the Abramson Cancer Center at the University of Pennsylvania

World renowned hematologist and oncologist

Pearl E. Grimes, M.D.

Internationally recognized for her work on pigmentation disorders

Founder of The Vitiligo and Pigmentation Institute of Southern California
which performs ongoing research in Vitiligo and pigmentation

BOARD OF DIRECTORS

Steven Katz

Yair Aloni

Former CEO of Solidimensions LTD, a private company producing 3D printers

Former CEO of Avnan Yazamut LTD, a fund investing in biotechnology and electronics companies

Shmuel Levi

Former Corporate Finance Manager for Strauss Group, an Israeli-based international food and beverage company

Former Senior Vice President of Finance of North Hills Israel LTD

Former CFO of Pluristem Life Systems, Inc. (OTC:BB), a biotechnology company

Consultant performing due diligence, fundraising, public offerings and structuring financial and legal transactions for high-tech and start-up companies

BOARD OF DIRECTORS (CONTINUED)

Josef Neuhaus

Extensive experience as a senior executive in a number of companies

Former CEO of RoadEye FLR G.P. and Managing Director of Gintec Active
Safety LTD, both private companies, dealing with collision avoidance systems

Former Managing Director and CFO of ITA LTD (International Tourist
Attractions), a private company initiating and building tourist attractions

Former CFO of ICTS International N.V., a NASDAQ company

Worked as a senior auditor at Somekh Chaikin (KPMG in Israel)

Albert Passner

Consultant in the fields of physics and engineering

Worked at Lucent/AT&T Bell Labs for more than 30 years where he produced a positron plasma in the laboratory, among many other achievements

Worked as an engineer at RCA

Former Member of Staff at the Princeton-Penn Accelerator in Princeton, N.J.

FINANCIAL HIGHLIGHTS

Listed OTCBB:

GCAN

Price:

$ 0.45

52-Week Price Range:

$ 0.35 – $ 0.98

Daily Volume (3 month avg.):

8,200

Market Capitalization:

$ 20.2 Million

Fully-diluted:

$ 31.5 Million

Shares Outstanding:

44,958,917

Fully-diluted:

70,021,475

Shares in Float:

29.3 Million (estimate)

Cash:

$ 5.7 Million (Qtr. ended 3/31/07)

Long-Term Debt:

None

Monthly Cash Burn:

$ 400,000

INVESTMENT HIGHLIGHTS

Unique therapy with minimal side effects for a condition with no effective treatment

Company preparing to file IND for Phase I/II clinical trial during
4th Quarter, 2007 and plans to initiate trial in early 2008

A “platform technology” giving rise to several additional cancer drug candidates

Highly experienced management team and Scientific Advisory
Board

Robust and growing Intellectual Property portfolio

CONTACT

Steven Katz

Chairman of the Board and President

Office: (732) 254-5385

Mobile: (732) 261-3485

skatz@gammacan.com

www.gammacan.com